T. Rowe Price Institutional Long Duration Credit Fund

Supplement to Prospectus and Summary Prospectus dated August 1, 2026

At a meeting held in October 2026, the Board of Directors of the T. Rowe Price Institutional Long Duration Credit Fund, an open-end mutual fund (the “Price Mutual Fund”), approved an agreement and plan of reorganization and liquidation (the “Plan”) pursuant to which the Price Mutual Fund will be converted to an exchange-traded fund (“ETF”). The Price Mutual Fund will be reorganized with and into the T. Rowe Price Long Duration Credit ETF (the “Price ETF”), a newly formed series of the T. Rowe Price Exchange-Traded Funds, Inc. that has not yet commenced investment operations.

The Plan provides for the transfer of substantially all of the assets of the Price Mutual Fund to the Price ETF in exchange for shares of the Price ETF and the assumption by the Price ETF of all liabilities of the Price Mutual Fund (the “Reorganization”). On the date of the Reorganization, the Price Mutual Fund will distribute the Price ETF shares to its existing shareholders in complete liquidation of the Price Mutual Fund. Price Mutual Fund shareholders will receive Price ETF shares, together with cash in lieu of any fractional share, having an aggregate net asset value equal to the aggregate net asset value of their Price Mutual Fund shares. Fractional Price ETF shares will not be issued in connection with the Reorganization. Any cash payment for a fractional share may be taxable depending on the shareholder’s individual tax situation.

The Reorganization is expected to occur on or about April 30, 2027 (the “Closing Date”), at which time the Price ETF will commence its investment operations. The Price ETF is expected to commence its public offering on May 3, 2027.

Effective after the close of the New York Stock Exchange on March 12, 2027, the last trade date for purchase orders, the Price Mutual Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders, other than the reinvestment of any dividends or capital gains. Shareholders may continue to submit orders to redeem or exchange their Price Mutual Fund shares until the close of the New York Stock Exchange on April 27, 2027, the last trade date for redemption and exchange orders (the “Last Redemption Date”). These dates may change if the Closing Date of the Reorganization changes, and any changes to the Closing Date will be communicated to shareholders.

The Reorganization does not require shareholder approval, and you are not being asked to vote.

The Price ETF will be managed in a substantially similar manner to the Price Mutual Fund. The Price ETF will have an investment objective, fundamental policies, and investment restrictions that are identical to those of the Price Mutual Fund, and substantially similar principal investment strategies and risks. T. Rowe Price will continue to serve as investment adviser to the Price ETF, and the same portfolio management team is expected to continue to manage the investment strategy.

T. Rowe Price proposed the Reorganization because it believes the ETF structure may better serve shareholders while preserving continuity of the Price Mutual Fund’s investment program. The Price ETF is expected to offer shareholders lower net expenses, intraday trading flexibility, daily portfolio transparency, and the potential for enhanced tax efficiency. The Board of Directors has determined that the Reorganization is in the best interests of the shareholders of the Price

Mutual Fund and that interests of the existing shareholders will not be diluted as a result of the Reorganization.

Completion of the Reorganization is subject to a number of conditions under the Plan, but shareholders of the Price Mutual Fund are not required to approve the Reorganization. Existing shareholders will receive a combined information statement/prospectus describing in detail both the Reorganization and the Price ETF, and summarizing the Board’s considerations in approving the Reorganization.

In order to receive shares of the Price ETF as part of the Reorganization, Price Mutual Fund shareholders must hold their shares of the Price Mutual Fund through a brokerage account that can hold and trade ETF shares. If shareholders do not hold their shares of the Price Mutual Fund through that type of brokerage account, they will not receive shares of the Price ETF as part of the Reorganization, but instead may have their Price Mutual Fund shares redeemed or exchanged for another investment option.

Shareholders holding shares of the Price Mutual Fund in an account or program with a financial intermediary (such as a group retirement plan, advisory, wrap, or model portfolio program) that cannot hold exchange-listed securities or does not make the Price ETF available should contact their financial professional or, for retirement plan participants, their plan sponsor or administrator, before the Last Redemption Date to discuss available options. If appropriate arrangements are not made, the treatment of the shareholder’s Price Mutual Fund shares will depend on the applicable account or program and may result in a taxable transaction. Affected shareholders may receive additional information from their financial intermediary describing their available options and any action they may need to take.

No further action is required for shareholders who hold shares of the Price Mutual Fund through a brokerage account that can hold and trade Price ETF shares.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, although the Price Mutual Fund may need to declare dividend or capital gain distributions to its shareholders shortly before the Reorganization occurs. While the Reorganization itself is not expected to be a taxable event, redemptions or exchanges of Price Mutual Fund shares prior to the Reorganization and the distribution of any dividends or capital gains by the Price Mutual Fund may be taxable depending on a shareholder’s individual tax situation.

In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Price Mutual Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov and a paper copy can be obtained at no charge by calling 1-800-638-5660.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

The date of this supplement is November 10, 2026.

E151-041 11/10/26